UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2011

REPLIGEN CORPORATION

(Exact name of registration as specified in charter)

Delaware	0-14656	04-2729386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 250-0111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets

As previously reported and described in the Current Report on Form 8-K filed by Repligen Corporation (the “Company”) on December 20, 2011, the Company completed the acquisition of the Novozymes Biomanufacturing Business (as defined below), pursuant to the terms of the Asset Transfer Agreement (the “Asset Transfer Agreement”), dated as of October 27, 2011, by and among the Company, Repligen Sweden AB, a company organized under the laws of Sweden and a wholly-owned subsidiary of the Company (the “Buyer”), Novozymes Biopharma DK A/S, a company organized under the laws of Denmark (“Novozymes Denmark”), and Novozymes Biopharma Sweden AB, a company organized under the laws of Sweden and a wholly-owned subsidiary of Novozymes Denmark (“Novozymes Sweden” and, together with Novozymes Denmark, “Novozymes”). Repligen acquired Novozymes’ business headquartered at Novozymes Sweden’s facility in Lund, Sweden and all related operations, including the manufacture and supply of cell culture ingredients and Protein A affinity ligands for use in industrial cell culture, stem and therapeutic cell culture and biopharmaceutical manufacturing, and the provision of contract manufacturing services for ALK Abello A/S (the “Novozymes Biomanufacturing Business” or “NZBM”). Pursuant to the Asset Transfer Agreement, the Buyer (a) purchased all of the assets related to NZBM and assumed certain specified liabilities related to NZBM from Novozymes Sweden and (b) purchased contract rights and licenses used in NZBM and other specified assets from Novozymes Denmark (collectively, the “Transferred Business” and the acquisition of the Transferred Business, the “Transaction”).

Upon the consummation of the Transaction, the Company paid a purchase price of 17.0 million Euros (~$22.1 million) plus an additional net working capital adjustment of 3.65 million Euros (~$4.8 million) for a total upfront cash payment of 20.65 million Euros (~$26.9 million) to Novozymes for The Transferred Business upon consummation of The Novozymes Acquisition. In addition, Novozymes has the right to contingent payments of up to 4.0 million Euros (~$5.2 million) consisting of: (i) an earn-out of 1.0 million Euros (~$1.3 million) if the Transferred Business achieves sales of a minimum quantity of a Novozymes product between January 1, 2012 and December 31, 2012; (ii) two milestone payments of 1.0 million Euros (~$1.3 million) each if sales of certain Novozymes products achieve agreed levels for the combined calendar years 2012 and 2013 and for calendar year 2014, respectively; and (iii) technology transfer payments totaling 1.0 million Euros (~$1.3 million) following the successful transfer of certain Novozymes manufacturing technology.

The foregoing description of the Transaction and the Asset Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Transfer Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on October 28, 2011, and is incorporated herein by reference.

The Company is filing herewith pro forma combined condensed financial statements that have been prepared accounting for the Transaction using the purchase method of accounting.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

( a ) Financial Statements of Businesses Acquired

Included herein as Exhibit 99.2.

( b ) Pro Forma Financial Information

Included herein as Exhibit 99.3.

( d ) Exhibits

Exhibit No.	Description

2.1	Asset Transfer Agreement by and among Repligen Corporation, Repligen Sweden AB, Novozymes Biopharma DK A/S and Novozymes Biopharma Sweden AB, dated October 27, 2011 (incorporated herein by reference to the Company’s Form 8-K filed on October 28, 2011).

23.1*	Consent of Ernst & Young LLP

99.1	Press Release by Repligen Corporation, dated December 20, 2011 (incorporated herein by reference to the Company’s Form 8-K filed on December 20, 2011).

99.2*	Novozymes Biomanufacturing Business Combined Financial Statements as of and for the periods ended December 20, 2011 and December 31, 2010.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements for the fiscal year ended March 31, 2011.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: May 10, 2012	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Transfer Agreement by and among Repligen Corporation, Repligen Sweden AB, Novozymes Biopharma DK A/S and Novozymes Biopharma Sweden AB, dated October 27, 2011 (incorporated herein by reference to the Company’s Form 8-K filed on October 28, 2011).

23.1*	Consent of Ernst & Young LLP

99.1	Press Release by Repligen Corporation, dated December 20, 2011 (incorporated herein by reference to the Company’s Form 8-K filed on December 20, 2011).

99.2*	Novozymes Biomanufacturing Business Combined Financial Statements as of and for the periods years ended December 20, 2011 and December 31, 2010.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements for the fiscal year ended March 31, 2011.

*	Filed herewith.

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